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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                   May 7, 1997
                 -----------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           Kaye Kotts Associates, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


   Delaware                        001-14190                     95-4248310
 ---------------                  ------------               ------------------
 (State or other                  (Commission                  (IRS Employer
 jurisdiction of                  file Number)               Identification No.)
 incorporation or
 organization)



                             15490 Ventura Boulevard
                                    Suite 225
                         Sherman Oaks, California 91403
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (818) 382-6300 with copies to:

                              Jeffrey P. Berg, Esq.
                               Matthias & Berg LLP
                             1990 South Bundy Drive
                                    Suite 790
                          Los Angeles, California 90025
                                Tel: 310-820-0083



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On July 10, 1997, Kaye Kotts Associates, Inc. (the "Company") filed a voluntary petition for protection under Chapter 11 of the United States Bankruptcy Code. Under this filing, the Company's officers continue in control as Debtor-in-Possession under the jurisdiction of the United States Bankruptcy Court for the Central District of California (Los Angeles). The Company's case number is SV97-19494 GM. There has been no receiver or trustee appointed as of the date of this Report.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         By letter dated June 5, 1997, Feldman Radin & Co., P.C. ("Feldman Radin") resigned as independent certified accountants for the Company.

         The reason stated for such resignation was that Feldman Radin had been named as a co-defendant with the Company in certain litigation relating to the Company's initial public offering in February, 1996, and that because such action alleges wrongdoing on the part of Feldman Radin in rendering professional services to the Company, Feldman Radin determined that, under the standards of its profession, Feldman Radin's independence may be deemed to be impaired. See "Item 5 - Other Events."

         The Company's former independent certified accountants' annual report covering the two (2) years ended December 31, 1996 and 1995, included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, contained a qualification based on the Company's ability to continue as a going concern. Except for this qualification, the Company's former independent certified accountant's report did not include an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the two (2) most recent fiscal years and during any subsequent interim periods preceding such resignation, there has not developed any disagreement between the former independent certified accountants and management of the Company or other reportable events which have not been resolved to the Company's former independent certified accountant's satisfaction.



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ITEM 5. OTHER EVENTS.

         On May 7, 1997, a complaint (the "Complaint") was filed against the Company and J.W. Barclay & Co., Inc., First Cambridge Securities Corp., Feldman Radin Feinsod & Co., P.C., and certain current and former officers and directors of the Company, including David Kaye, Linda Kaye, Michael M. Kesner, Susan E. Phillips, Robert M. Rubin and Lawrence Cohen in the United States District Court for the Southern District of New York (97 Civ. 3375). The Complaint is styled as a class action brought on behalf on Lincoln Adair and all other persons or entities, except for defendants, who bought the Company's Common Stock and Class A Common Stock Purchase Warrants during the period February 22, 1996 through April 15, 1997. The Complaint alleges violations of Sections 11 and 12(2) of the Securities Act of 1933, as amended, and Section 10(b) of the Securities Exchange Act of 1934, as amended, arising out of an initial public offering (the "Offering") of 1,000,000 shares of the Company's Common Stock at $5.00 per share and 1,100,000 Redeemable Class A Common Stock Purchase Warrants at $0.15 per warrant pursuant to a Registration Statement and Prospectus dated February 22, 1996. The Complaint alleges a failure to disclose the Company's true financial condition in the Registration Statement in connection with the Offering and seeks money damages from the Company, certain current and former officers and directors of the Company, the underwriters of the Offering and an accounting firm which audited certain of the Company's financial statements, which financial statements were included in the Registration Statement.

         Management of the Company, and the officers and directors named as defendants, believe that there are valid defenses to each of the claims asserted in the Complaint, and intend to vigorously defend this action.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS.

         16.1 Letter re Change in Certifying Accountant of Feldman Radin & Co., P.C. dated July 21, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                        KAYE KOTTS ASSOCIATES, INC.




Dated: July 22, 1997                    By: /s/ DAVID KAYE
                                           ------------------------------
                                                David Kaye
                                                Chief Executive Officer



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